SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          APRIL 29, 2005
                                                 -------------------------------


                       ANCHOR GLASS CONTAINER CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

           0-23359                                        59-3417812
---------------------------------           ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

     ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA 33634-7513
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 884-0000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [   ] Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 29, 2005, the board of directors (the "Board") of Anchor Glass Container Corporation (the "Registrant") elected Stephen R. Kerrigan as a director of the Registrant. Mr. Kerrigan will serve as a director of the Registrant until the next annual meeting of stockholders of the Registrant or until his successor is elected and qualified. Mr. Kerrigan will also serve on the audit committee of the Board (the "Audit Committee"). Mr. Kerrigan has been nominated for re-election to the Board at the Registrant's 2005 annual meeting as to be set forth in the Proxy Statement relating thereto.

         Pursuant to Mr. Kerrigan's election to the Board and appointment to the Audit Committee, the Registrant regained compliance with Nasdaq Marketplace Rule 4350, as Mr. Kerrigan is an "independent director" in accordance with Rule 4200(a)(15) of the Nasdaq Marketplace's listing standards.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ANCHOR GLASS CONTAINER CORPORATION

                                     /s/ Peter T. Reno
                                     -------------------------------------------
                                     Name: Peter T. Reno
                                     Title: Vice President and
                                            Interim Operating Committee Chairman
                                            (Duly Authorized Officer)


Date: May 2, 2005